LETTER OF TRANSMITTAL

                      TO ACCOMPANY 5 YEAR SIX PERCENT (6%)
                             SUBORDINATED DEBENTURES

                                       OF

                                 INTELECT, INC.

                   TENDERED PURSUANT TO THE OFFER TO PURCHASE
                             DATED SEPTEMBER 6, 1996

         THE OFFER EXPIRES AT 5:00 P.M., CENTRAL DAYLIGHT SAVINGS TIME,
                ON OCTOBER 7, 1996, UNLESS THE OFFER IS EXTENDED

                               TO: INTELECT, INC.
                            C/O RYAN & SUDAN, L.L.P.
                         TWO HOUSTON CENTER, SUITE 3900
                              HOUSTON, TEXAS 77010
                          ATTENTION: ROBERT C. BEASLEY


DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THAT SHOWN ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

To Intelect, Inc.:

         The undersigned hereby tenders to Intelect, Inc., a Nevada corporation (formerly Intelect, Inc., a Hawaii corporation) ("Intelect"), the 5 Year Six Percent (6%) Subordinated Debenture of Intelect, dated June 29, 1995, issued in the name of the undersigned (the "Debenture") and surrenders all of its rights under that certain Option Agreement (the "Option Agreement") dated March 31, 1995, by and among those Sellers whose names appear on the signature page thereof, Intelect, and Intelect Communications Systems Limited, a Bermuda corporation (formerly known as Challenger International, Ltd.) ("ICSL"), in exchange for that amount of Common Shares (the "Shares"), $.01 par value, of Intelect Communications Systems Limited ("ICSL") registered with the Securities and Exchange Commission (the "SEC"), and the payment of that certain amount of cash in lieu of fractional shares, as is set forth in the Release in Consideration of Exchange of Property accompanying this Letter of Transmittal (the "Release"), subject to the terms and conditions set forth in the Release, in the Offer to Purchase of Intelect and ICSL dated September 6, 1996, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

         Subject to and effective on acceptance for payment of the Debenture tendered hereby in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby surrenders, assigns, and transfers to or upon the order of Intelect all right, title and interest in and to the Debenture tendered hereby, and surrenders all of its rights under the Option Agreement.

         The undersigned hereby represents and warrants to Intelect and ICSL that:

                  (a) the undersigned  understands  that tender of the Debenture
         will  constitute  the   undersigned's   acceptance  of  the  terms  and
         conditions of the Offer;

                  (b) when and to the extent Intelect accepts the Debenture, Intelect will acquire good, marketable and unencumbered title to it, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

                  (c) on request, the undersigned will execute and deliver any additional documents Intelect or ICSL deems necessary or desirable to complete the surrender, transfer and conveyance of the Debenture tendered hereby;

                  (d) on request,  the undersigned  will execute and deliver any
         additional   documents   (including  any   information   questionnaire)
         necessary for ICSL to register the Shares with the SEC; and

                  (e) the undersigned has read and agrees to all of the terms of the Offer.

         In the event you have lost or misplaced your Debenture, you will need to present to Intelect, along with the Release and this Letter of Transmittal, an affidavit stating: the full name and address of the registered owner; that the registered owner is the legal and beneficial owner of the Debenture; that the Debenture has been lost or misplaced; that a diligent search has been made to find such Debenture but it has not been found; that neither the Debenture, nor any interest therein, has been sold, assigned, endorsed, transferred, deposited under any agreement, hypothecated, pawned, pledged for any loan, or disposed of in any manner; that no other person other than the registered owner thereof has any right, title, claim, equity or interest in such Debenture; an agreement to indemnify Intelect and ICSL against any claim that may be made against Intelect and ICSL with respect to lost or misplaced Debenture; and that if said Debenture comes into the hands, custody, or control of such registered owner, such person will deliver such Debenture to Intelect in order that it may be cancelled. Such affidavit must be signed by the registered owner and acknowledged before a notary public.







         The undersigned recognizes that under certain circumstances set forth in the Offer, Intelect and ICSL may terminate or amend the Offer or may not be required to purchase any of the Debentures tendered hereby. The undersigned understands that if the Debenture is not purchased, the Debenture (together with the Release and this Letter of Transmittal) will be returned to the undersigned.

         The undersigned understands that acceptance of the Debenture by Intelect and ICSL for payment will constitute a binding agreement between the undersigned and Intelect and ICSL upon the terms and subject to the conditions of the Offer.

         All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

         THE UNDERSIGNED HEREBY CERTIFIES THAT ALL OF THE INFORMATION I HAVE PROVIDED IN THIS LETTER OF TRANSMITTAL IS TRUE AND CORRECT, AND I AGREE TO THE TERMS OF THE OFFER AND THIS LETTER OF TRANSMITTAL.

*        SIGN HERE:________________________________________________

         DATE:_____________________________________________________

         TELEPHONE NUMBER (INCLUDING AREA CODE):___________________

* MUST BE SIGNED BY REGISTERED OWNER(S) EXACTLY AS NAME(S) APPEAR(S) ON DEBENTURE. IF SIGNATURE IS BY ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, OFFICER OF A CORPORATION OR ANOTHER ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE SET FORTH THE FULL TITLE.